UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742 and 811-07885

Name of Fund: BlackRock Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of Quantitative Master Series LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of Quantitative Master Series LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2012

Date of reporting period: 06/30/2012

Item 1 – Report to Stockholders

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock Index Equity Portfolio | of BlackRock FundsSM

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012

Dear Shareholder

One year ago, risk assets were in a broad retreat as sovereign debt problems loomed over Europe and confidence in both the US and global economic recoveries was waning. Last summer’s prolonged debt ceiling debate in Washington, DC ended with Standard & Poor’s historic downgrade of US government debt, an event that triggered financial-market turmoil all over the world. Extraordinary levels of volatility persisted in the months that followed as the debt situation in Europe intensified. Macro-level news drove asset prices broadly up and down in lockstep, in a “risk on” — “risk off” trading pattern. Equity markets crumbled while safe-haven assets such as US Treasuries and gold rallied to historic highs by the end of the third quarter of 2011.

By October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

However, risk assets reversed course in the spring when Europe’s debt problems boiled over once again. Markets became highly volatile as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 euro-zone nations to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off through April and May as investors ran back to safe havens including US, German and UK government debt as well as gold. As the period drew to a close, risk assets were beginning to rebound modestly as European leaders stepped up their efforts to move toward fiscal unity and investors anticipated additional stimulus from central banks on both sides of the Atlantic.

All asset classes posted gains for the 6-month period ended June 30, 2012, with US stocks delivering the largest returns. On a 12-month basis, US large-cap stocks generated positive results; however, small-cap stocks finished in negative territory and international and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Among fixed income asset classes, safe-haven US Treasury bonds and municipal bonds outperformed corporate credits for the 12-month period. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of June 30, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	9.49%	5.45%
US small cap equities (Russell 2000® Index)	8.53	(2.08)
International equities (MSCI Europe, Australasia, Far East Index)	2.96	(13.83)
Emerging market equities (MSCI Emerging Markets Index)	3.93	(15.95)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.04	0.05
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	3.44	17.36
US investment grade bonds (Barclays US Aggregate Bond Index)	2.37	7.47
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.14	10.16
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.23	7.21

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Portfolio Summary as of June 30, 2012	BlackRock Index Equity Portfolio

Investment Objective

BlackRock Index Equity Portfolio’s (the “Portfolio”), a series of BlackRock FundsSM (the “Fund”), investment objective is to match the performance of the Standard & Poor’s (“S&P”) 500® Index as closely as possible before the deduction of Portfolio expenses.

Portfolio Management Commentary

How did the Portfolio perform?

•

For the six months ended June 30,2012,the Portfolio’s Institutional Shares returned 9.40%, while the benchmark S&P 500® Index returned 9.49%. For the same period, the Portfolio’s Service, Investor A, Investor B and Investor C Shares returned 9.30%, 9.28%, 8.80% and 8.85%, respectively. The S&P 500® Index is an unmanaged index that covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing 75% of NYSE market capitalization and 30% of NYSE issues.

•

Returns for the Portfolio’s respective share classes differ from the benchmark index based on individual share-class expenses. The Portfolio invests all of its assets in Master S&P 500 Index Series (the “Series”), a series of Quantitative Master Series LLC.

Describe the market environment.

•

Following a highly volatile 2011,financial markets began the year with relative calm as the debt situation in Europe stabilized and global liquidity conditions returned to normal, due mainly to the European Central Bank’s long-term refinancing operations. US economic indicators were positive, with particularly encouraging reports from the labor market, and the outlook for the global economy brightened. As the investment environment improved and corporate earnings continued to be strong, US equities moved boldly higher through the first two months of 2012.

•

The rally softened in March when the tone of global news flow darkened. Investors reverted to risk averse mode and heightened volatility returned to the markets as Europe’s debt problems boiled over once again. Political instability in Greece caused anxiety about whether the country would continue its membership in the euro zone. In Spain, political leaders faced severe deficit and policymaking issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian sovereign debt rose to levels deemed unsustainable. Stock markets around the world saw increased volatility as investors reacted to news from Europe where leaders conferred and debated vehemently over the need for fiscal integration among the 17 euro-zone nations.

•

Alongside the drama in Europe, investors became discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key power house for global growth, was of particular concern. Chinese manufacturing and exports suffered due to weakening demand from larger, developed countries as consumers became more cautious in the mire of the financial situation in Europe. Many European countries fell into recession. In the United States, disappointing jobs reports in the second quarter dealt a crushing blow to sentiment for the US economy after the labor market had been a bright spot earlier in the year.

•

The resurgence of concerns about global growth and Europe’s debt problems drove equity prices down through April and May. In June, US stocks began a modest rebound as European leaders ramped up their efforts to move toward fiscal unity and investors anticipated additional stimulus from central banks on both sides of the Atlantic.

•

The US economy remained strong relative to other parts of the world and year-to-date, US stocks generally outperformed international equity markets, which experienced higher levels of volatility amid global uncertainty. Telecommunications Services (+16.51%) was the strongest-performing sector in the S&P 500® Index for the period. Financials (+13.72%) staged a rebound from their 2011 lows. Information technology (+13.34%), consumer discretionary (+12.95%) and health care stocks (+10.97%) also performed particularly well. Energy (–2.34%) was the only sector to finish in negative territory as falling natural gas prices hurt returns in that space.

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the S&P 500® Index, the Series purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

• The Series remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

•

On May 16, 2012, the Board of Trustees of the Fund approved a plan of reorganization whereby BlackRock S&P 500 Stock Fund, a series of BlackRock Funds III (the “Acquiring Fund”), will acquire substantially all of the assets and assume certain stated liabilities of the Portfolio in exchange for newly issued shares of the Acquiring Fund. The reorganization is subject to shareholder approval by the Portfolio’s shareholders and certain other conditions. The reorganization is contingent on the completion of the reorganization of the Series with the S&P 500 Stock Master Portfolio, a series of Master Investment Portfolio. If approved, each reorganization is expected to close in the fourth quarter of 2012.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees. Institutional Shares do not have a sales charge.

[2]	The Portfolio currently invests all of its assets in the Series. The Series’ investments are allocated among common stocks in approximately the same weightings as the S&P 500® Index.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Performance Summary for the Period Ended June 30, 2012

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	9.40%	5.25%	N/A	0.11%	N/A	5.22%	N/A
Service	9.30	5.03	N/A	(0.09)	N/A	4.93	N/A
Investor A	9.28	4.99	1.84%	(0.12)	(0.73)%	4.88	4.56%
Investor B	8.80	4.12	(0.38)	(0.93)	(1.31)	4.23	4.23
Investor C	8.85	4.14	3.14	(0.93)	(0.93)	4.05	4.05
S&P 500® Index	9.49	5.45	N/A	0.22	N/A	5.33	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[5]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,094.00	$0.94	$1,000.00	$1,023.97	$0.91	0.18%
Service	$1,000.00	$1,093.00	$1.87	$1,000.00	$1,023.07	$1.81	0.36%
Investor A	$1,000.00	$1,092.80	$2.19	$1,000.00	$1,022.77	$2.11	0.42%
Investor B	$1,000.00	$1,088.00	$6.44	$1,000.00	$1,018.70	$6.22	1.24%
Investor C	$1,000.00	$1,088.50	$6.44	$1,000.00	$1,018.70	$6.22	1.24%

[5]

For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Because the Portfolio invests significantly in the Series, the expense example reflects the expenses of both the Portfolio and the Series in which it invests.

[6]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012	5

About Portfolio Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.15% per year (but no distribution fee) and are available only to eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 3.00% and a service fee of 0.15% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.15% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•

Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.15% per year. In addition, these shares are subject to a 1.00% CDSC if redeemed within one year of purchase.

Investor B and C Shares are closed to all investors. Institutional, Service and Investor A Shares are closed to new investors but are open to existing investors for additional purchases.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Portfolio’s administrator waived a portion of its fee. Without such waiver, the Portfolio’s returns would have been lower.

Disclosure of Expenses

Shareholders of the Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other Portfolio expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2012 and held through June 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012

Derivative Financial Instruments

The Series may invest in various derivative financial instruments, including financial futures contracts as specified in Note 2 of the Series’ Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to an index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Series’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Series to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Series can realize on an investment, may result in lower dividends paid to shareholders or may cause the Series to hold an investment that it might otherwise sell. The Series’ investments in these instruments are discussed in detail in the Series’ Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012	7

Statement of Assets and Liabilities	BlackRock Index Equity Portfolio

June 30, 2012 (Unaudited)
Assets
Investments at value — Series (cost — $500,617,422)	$536,719,551
Withdrawals receivable from the Series	1,454,704
Capital shares sold receivable	217,743
Investment advisor receivable	26,061
Prepaid expenses	16,070
Total assets	538,434,129

Liabilities
Capital shares redeemed payable	1,672,447
Service and distribution fees payable	71,444
Administration fees payable	60,051
Officer’s fees payable	122
Other accrued expenses payable	253,570
Total liabilities	2,057,634
Net Assets	$536,376,495

Net Assets Consist of
Paid-in capital	$98,150,217
Undistributed net investment income	2,287,744
Accumulated net realized gain allocated from the Series	399,836,405
Net unrealized appreciation/depreciation allocated from the Series	36,102,129
Net Assets	$536,376,495

Net Asset Value
Institutional — Based on net assets of $274,737,535 and 10,450,382 shares outstanding, unlimited shares authorized, $0.001 par value	$26.29
Service — Based on net assets of $40,403,579 and 1,548,482 shares outstanding, unlimited shares authorized, $0.001 par value	$26.09
Investor A — Based on net assets of $155,032,867 and 5,947,498 shares outstanding, unlimited shares authorized, $0.001 par value	$26.07
Investor B — Based on net assets of $608,138 and 23,541 shares outstanding, unlimited shares authorized, $0.001 par value	$25.83
Investor C — Based on net assets of $65,594,376 and 2,567,374 shares outstanding, unlimited shares authorized, $0.001 par value	$25.55

See Notes to Financial Statements.

8	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012

Statement of Operations	BlackRock Index Equity Portfolio

Six Months Ended June 30, 2012 (Unaudited)
Investment Income
Net investment income allocated from the Series:
Dividends — unaffiliated	$5,596,158
Dividends — affiliated	37,430
Securities lending — affiliated	23,143
Foreign taxes withheld	(7,595)
Expenses	(111,700)
Fees waived	15,573
Total income	5,553,009

Expenses
Administration	199,193
Administration — class specific	67,058
Service — Service	26,426
Service — Investor A	118,036
Service and distribution — Investor B	4,107
Service and distribution — Investor C	297,681
Transfer agent — Institutional	52,405
Transfer agent — Service	5,711
Transfer agent — Investor A	71,502
Transfer agent — Investor B	2,863
Transfer agent — Investor C	41,535
Printing	49,159
Professional	37,011
Registration	27,491
Officer	124
Miscellaneous	7,402
Recoupment of past waived fees — class specific	11,726

Total expenses	1,019,430
Less fees waived by administrator — class specific	(34,545)
Less transfer agent fees waived and/or reimbursed — class specific	(19,812)
Total expenses after fees waived and/or reimbursed	965,073
Net investment income	4,587,936

Realized and Unrealized Gain Allocated from the Series
Net realized gain from investments and financial futures contracts	1,959,225
Net change in unrealized appreciation/depreciation on investments and financial futures contracts	40,494,643
Total realized and unrealized gain	42,453,868
Net Increase in Net Assets Resulting from Operations	$47,041,804

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012	9

Statements of Changes in Net Assets	BlackRock Index Equity Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations
Net investment income	$4,587,936	$9,358,063
Net realized gain (loss)	1,959,225	(14,873,862)
Net change in unrealized appreciation/depreciation	40,494,643	16,566,341
Net increase in net assets resulting from operations	47,041,804	11,050,542

Dividends to Shareholders From
Net investment income:
Institutional	(1,382,283)	(5,495,913)
Service	(171,588)	(543,460)
Investor A	(719,794)	(2,890,146)
Investor B	(578)	(14,994)
Investor C	(167,776)	(655,209)
Decrease in net assets resulting from dividends to shareholders	(2,442,019)	(9,599,722)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(15,754,469)	(93,534,674)

Net Assets
Total increase (decrease) in net assets	28,845,316	(92,083,854)
Beginning of period	507,531,179	599,615,033
End of period	$536,376,495	$507,531,179
Undistributed net investment income	$2,287,744	$141,827

See Notes to Financial Statements.

10	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012

Financial Highlights	BlackRock Index Equity Portfolio

	Institutional
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31,				Period October 1, 2007 to December 31, 2007	Year Ended September 30, 2007
		2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$24.15	$24.17	$21.43	$17.32	$28.22	$29.58	$25.70
Net investment income[1]	0.25	0.46	0.41	0.40	0.51	0.14	0.52
Net realized and unrealized gain (loss)	2.02	0.01	2.76	4.11	(10.88)	(1.11)	3.64 [2]
Net increase (decrease) from investment operations	2.27	0.47	3.17	4.51	(10.37)	(0.97)	4.16
Dividends from net investment income	(0.13)	(0.49)	(0.43)	(0.40)	(0.53)	(0.39)	(0.28)
Net asset value, end of period	$26.29	$24.15	$24.17	$21.43	$17.32	$28.22	$29.58

Total Investment Return[3]
Based on net asset value	9.40%[4]	1.92%	14.94%	26.38%	(37.06)%	(3.28)%[4]	16.27%

Ratios to Average Net Assets[5]
Total expenses	0.22%[6,7]	0.23%[7]	0.22%	0.25%	0.19%	0.16%[6]	0.18%
Total expenses excluding recoupment and after fees waived and reimbursed	0.18%[6,7]	0.18%[7]	0.18%	0.18%	0.18%	0.15%[6]	0.17%
Total expenses after fees waived and reimbursed	0.18%[6,7]	0.18%[7]	0.18%	0.18%	0.18%	0.15%[6]	0.17%
Net investment income	1.92%[6,7]	1.91%[7]	1.89%	2.18%	2.18%	1.89%[6]	1.89%

Supplemental Data
Net assets, end of period (000)	$274,738	$263,783	$317,357	$338,651	$282,940	$464,166	$491,201
Portfolio turnover of the Series	2%	6%	5%	7%	8%	4%	1%[8]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the Portfolio’s share of the Series’ (for the period June 4, 2007 to December 31, 2007, the years ended December 31, 2008, 2009, 2010, 2011, and the six months ended June 30, 2012) and The U.S. Large Company Series (for the period October 1, 2006 to June 3, 2007) allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the Portfolio’s share of the Series’ allocated fees waived of less than 0.01%.

[8]	Represents the portfolio turnover of the Series for the period June 4, 2007 to September 30, 2007.

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012	11

Financial Highlights (continued)	BlackRock Index Equity Portfolio

	Service
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31,				Period October 1, 2007 to December 31, 2007	Year Ended September 30, 2007
		2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$23.98	$24.00	$21.29	$17.21	$28.04	$29.37	$25.53
Net investment income[1]	0.22	0.42	0.37	0.35	0.46	0.14	0.46
Net realized and unrealized gain (loss)	2.01	0.00 [2]	2.73	4.09	(10.81)	(1.11)	3.64 [3]
Net increase (decrease) from investment operations	2.23	0.42	3.10	4.44	(10.35)	(0.97)	4.10
Dividends from net investment income	(0.12)	(0.44)	(0.39)	(0.36)	(0.48)	(0.36)	(0.26)
Net asset value, end of period	$26.09	$23.98	$24.00	$21.29	$17.21	$28.04	$29.37

Total Investment Return[4]
Based on net asset value	9.30%[5]	1.73%	14.67%	26.11%	(37.20)%	(3.28)%[5]	16.12%

Ratios to Average Net Assets[6]
Total expenses	0.36%[7,8]	0.39%[8]	0.39%	0.42%	0.40%	0.17%[7]	0.34%
Total expenses excluding recoupment and after fees waived and reimbursed	0.36%[7,8]	0.39%[8]	0.39%	0.41%	0.40%	0.17%[7]	0.34%
Total expenses after fees waived and reimbursed	0.36%[7,8]	0.39%[8]	0.39%	0.41%	0.40%	0.16%[7]	0.33%
Net investment income	1.75%[7,8]	1.71%[8]	1.69%	1.95%	1.98%	1.84%[7]	1.70%

Supplemental Data
Net assets, end of period (000)	$40,404	$29,964	$27,234	$23,584	$17,256	$26,177	$35,719
Portfolio turnover of the Series	2%	6%	5%	7%	8%	4%	1%[9]

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Includes a redemption fee, which is less than $0.01 per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the Portfolio’s share of the Series’ (for the period June 4, 2007 to December 31, 2007, the years ended December 31, 2008, 2009, 2010, 2011, and the six months ended June 30, 2012) and The U.S. Large Company Series (for the period October 1, 2006 to June 3, 2007) allocated expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Portfolio’s share of the Series’ allocated fees waived of less than 0.1%.

[9]	Represents the portfolio turnover of the Series for the period June 4, 2007 to September 30, 2007.

See Notes to Financial Statements.

12	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012

Financial Highlights (continued)	BlackRock Index Equity Portfolio

	Investor A
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31,				Period October 1, 2007 to December 31, 2007	Year Ended September 30, 2007
		2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$23.96	$23.98	$21.27	$17.19	$28.01	$29.34	$25.52
Net investment income[1]	0.22	0.40	0.36	0.35	0.46	0.12	0.47
Net realized and unrealized gain (loss)	2.01	0.01	2.73	4.08	(10.80)	(1.10)	3.60 [2]
Net increase (decrease) from investment operations	2.23	0.41	3.09	4.43	(10.34)	(0.98)	4.07
Dividends from net investment income	(0.12)	(0.43)	(0.38)	(0.35)	(0.48)	(0.35)	(0.25)
Net asset value, end of period	$26.07	$23.96	$23.98	$21.27	$17.19	$28.01	$29.34

Total Investment Return[3]
Based on net asset value	9.28%[4]	1.68%	14.64%	26.08%	(37.21)%	(3.34)%[4]	16.01%

Ratios to Average Net Assets[5]
Total expenses	0.42%[6,7]	0.43%[7]	0.42%	0.46%	0.39%	0.37%[6]	0.37%
Total expenses excluding recoupment and after fees waived and reimbursed	0.42%[6,7]	0.42%[7]	0.42%	0.45%	0.39%	0.37%[6]	0.37%
Total expenses after fees waived and reimbursed	0.42%[6,7]	0.42%[7]	0.42%	0.45%	0.39%	0.36%[6]	0.37%
Net investment income	1.69%[6,7]	1.67%[7]	1.65%	1.92%	1.95%	1.68%[6]	1.69%

Supplemental Data
Net assets, end of period (000)	$155,033	$148,043	$174,714	$166,313	$145,886	$272,771	$284,761
Portfolio turnover of the Series	2%	6%	5%	7%	8%	4%	1%[8]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the Portfolio’s share of the Series’ (for the period June 4, 2007 to December 31, 2007, the years ended December 31, 2008, 2009, 2010, 2011, and the six months ended June 30, 2012) and The U.S. Large Company Series (for the period October 1, 2006 to June 3, 2007) allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the Portfolio’s share of the Series’ allocated fees waived of less than 0.01%.

[8]	Represents the portfolio turnover of the Series for the period June 4, 2007 to September 30, 2007.

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012	13

Financial Highlights (continued)	BlackRock Index Equity Portfolio

	Investor B
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31,				Period October 1, 2007 to December 31, 2007	Year Ended September 30, 2007
		2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$23.76	$23.71	$21.01	$16.97	$27.60	$28.75	$25.09
Net investment income[1]	0.11	0.19	0.17	0.21	0.26	0.06	0.24
Net realized and unrealized gain (loss)	1.98	0.02	2.70	4.01	(10.62)	(1.08)	3.55 [2]
Net increase (decrease) from investment operations	2.09	0.21	2.87	4.22	(10.36)	(1.02)	3.79
Dividends from net investment income	(0.02)	(0.16)	(0.17)	(0.18)	(0.27)	(0.13)	(0.13)
Net asset value, end of period	$25.83	$23.76	$23.71	$21.01	$16.97	$27.60	$28.75

Total Investment Return[3]
Based on net asset value	8.80%[4]	0.89%	13.70%	25.09%	(37.71)%	(3.55)%[4]	15.13%

Ratios to Average Net Assets[5]
Total expenses	1.70%[6,7]	1.44%[7]	1.35%	1.43%	1.28%	1.24%[6]	1.21%
Total expenses excluding recoupment and after fees waived and reimbursed	1.24%[6,7]	1.24%[7]	1.24%	1.24%	1.22%	1.17%[6]	1.19%
Total expenses after fees waived and reimbursed	1.24%[6,7]	1.24%[7]	1.24%	1.24%	1.22%	1.17%[6]	1.19%
Net investment income	0.86%[6,7]	0.79%[7]	0.81%	1.19%	1.09%	0.86%[6]	0.88%

Supplemental Data
Net assets, end of period (000)	$608	$1,289	$4,594	$10,155	$17,226	$48,002	$56,503
Portfolio turnover of the Series	2%	6%	5%	7%	8%	4%	1%[8]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the Portfolio’s share of the Series’ (for the period June 4, 2007 to December 31, 2007, the years ended December 31, 2008, 2009, 2010, 2011, and the six months ended June 30, 2012) and The U.S. Large Company Series (for the period October 1, 2006 to June 3, 2007) allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the Portfolio’s share of the Series’ allocated fees waived of less than 0.01%.

[8]	Represents the portfolio turnover of the Series for the period June 4, 2007 to September 30, 2007.

See Notes to Financial Statements.

14	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012

Financial Highlights (concluded)	BlackRock Index Equity Portfolio

	Investor C
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31,				Period October 1, 2007 to December 31, 2007	Year Ended September 30, 2007
		2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$23.53	$23.56	$20.90	$16.91	$27.52	$28.71	$25.07
Net investment income[1]	0.11	0.20	0.18	0.20	0.27	0.06	0.24
Net realized and unrealized gain (loss)	1.97	0.00 [2]	2.68	4.00	(10.59)	(1.08)	3.55 [3]
Net increase (decrease) from investment operations	2.08	0.20	2.86	4.20	(10.32)	(1.02)	3.79
Dividends from net investment income	(0.06)	(0.23)	(0.20)	(0.21)	(0.29)	(0.17)	(0.15)
Net asset value, end of period	$25.55	$23.53	$23.56	$20.90	$16.91	$27.52	$28.71

Total Investment Return[4]
Based on net asset value	8.85%[5]	0.83%	13.75%	25.03%	(37.69)%	(3.56)%[5]	15.13%

Ratios to Average Net Assets[6]
Total expenses	1.24%[7,8]	1.24%[8]	1.25%	1.30%	1.20%	1.17%[7]	1.17%
Total expenses excluding recoupment and after fees waived and reimbursed	1.20%[7,8]	1.24%[8]	1.24%	1.24%	1.19%	1.17%[7]	1.17%
Total expenses after fees waived and reimbursed	1.24%[7,8]	1.24%[8]	1.24%	1.24%	1.19%	1.17%[7]	1.17%
Net investment income	0.87%[7,8]	0.85%[8]	0.83%	1.13%	1.14%	0.87%[7]	0.89%

Supplemental Data
Net assets, end of period (000)	$65,594	$64,452	$75,716	$79,209	$75,588	$154,330	$165,075
Portfolio turnover of the Series	2%	6%	5%	7%	8%	4%	1%[9]

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Includes a redemption fee, which is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the Portfolio’s share of the Series’ (for the period June 4, 2007 to December 31, 2007, the years ended December 31, 2008, 2009, 2010, 2011, and the six months ended June 30, 2012) and The U.S. Large Company Series (for the period October 1, 2006 to June 3, 2007) allocated expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Portfolio’s share of the Series’ allocated fees waived of less than 0.01%.

[9]	Represents the portfolio turnover of the Series for the period June 4, 2007 to September 30, 2007.

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012	15

Notes to Financial Statements (Unaudited)	BlackRock Index Equity Portfolio

1. Organization and Significant Accounting Policies:

BlackRock Index Equity Portfolio (the “Portfolio”), a series of BlackRock FundsSM (the “Fund”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Massachusetts business trust. The Portfolio seeks to achieve its investment objective by investing all of its assets in Master S&P 500 Index Series (the “Series”), a series of Quantitative Master Series LLC (the “Master LLC”), which has the same investment objective and strategies as the Portfolio. The value of the Portfolio’s investment in the Series reflects the Portfolio’s proportionate interest in the net assets of the Series. The percentage of the Series owned by the Portfolio at June 30, 2012 was 22.2%. The performance of the Portfolio is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolio’s financial statements. The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Portfolio offers multiple classes of shares. Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Reorganization: On May 16, 2012, the Board of Trustees of the Fund (the “Board”) approved a plan of reorganization whereby BlackRock S&P 500 Stock Fund, a series of BlackRock Funds III (the “Acquiring Fund”), will acquire substantially all of the assets and assume certain stated liabilities of the Fund in exchange for newly issued shares of the Acquiring Fund. The reorganization is subject to shareholder approval by the Fund’s shareholders and certain other conditions. The reorganization is contingent on the completion of the reorganization of the Series with the S&P 500 Stock Master Portfolio, a series of Master Investment Portfolio. If approved, each reorganization is expected to close in the fourth quarter of 2012.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: US GAAP defines fair value as the price the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolio’s policy is to fair value its financial instruments at market value. The Portfolio records its investment in the Series at fair value based on the Portfolio’s proportionate interest in the net assets of the Series. Valuation of securities held by the Series is discussed in Note 1 of the Series’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Series are accounted on a trade date basis. The Portfolio records daily its proportionate share of the Series’ income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted for utilizing partnership tax allocation rules. In addition, the Portfolio accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Portfolio are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Portfolio or its classes are charged to the Portfolio or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Portfolio and other shared expenses pro rated to the Portfolio are allocated daily to each class based on its relative net assets or other appropriate methods.

16	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012

Notes to Financial Statements (continued)	BlackRock Index Equity Portfolio

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Fund, on behalf of the Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Manager”), an indirect, wholly owned subsidiary of BlackRock, and State Street Bank and Trust Company (collectively, the “Administrator”) to provide administrative services (other than investment advice and related portfolio activities). The Portfolio does not pay an investment advisory fee or investment management fee.

The Portfolio pays the Administrator a monthly fee based upon the average daily value of the Portfolio’s net assets at the following annual rates: 0.075% of the Portfolio’s average daily net assets not exceeding $500 million; 0.065% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based upon the average daily net assets of each respective class at the following rates: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. This amount is shown as administration — class specific in the Statement of Operations. The amounts were as follows:

Institutional	$34,430
Service	$4,425
Investor A	$19,777
Investor B	$115
Investor C	$8,311

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit the Portfolio’s expenses. The expense limitation as a percentage of average daily net assets is as follows: 0.18% for Institutional; 0.615% for Service; 0.785% for Investor A, and 1.24% for Investor B and Investor C. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2013 unless approved by the Board, including a majority of the independent trustees. These amounts are shown as fees waived by administrator — class specific and transfer agent fees waived and/or reimbursed, respectively, in the Statement of Operations. These amounts were as follows:

	Administration Fees Waived	Transfer Agent Fees Waived and/or Reimbursed
Institutional	$34,430	$17,214
Service	—	$83
Investor A	—	$361
Investor B	$115	$2,000
Investor C	—	$154

If during the Portfolio’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Portfolio of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Portfolio’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012	17

Notes to Financial Statements (continued)	BlackRock Index Equity Portfolio

For the six months ended June 30, 2012, the Manager recouped the following waivers previously recorded by the Portfolio:

Investor C	$11,726

On June 30, 2012, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

Expires December 31,
2012	$139,131
2013	140,209
Total waivers subject to recoupment	$279,340

The Fund, on behalf of the Portfolio, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:

	Service Fee	Distribution Fee
Service	0.15%	—
Investor A	0.15%	—
Investor B	0.15%	0.75%
Investor C	0.15%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Portfolio. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the six months ended June 30, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolio’s Investor A Shares, which totaled $566.

For the six months ended June 30, 2012, affiliates received CDSCs as follows:

Investor B	$20
Investor C	$1,175

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Portfolio with sub-accounting, record-keeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2012, the Portfolio paid the following to affiliates in return for these services, which is included in transfer agent — class specific in the Statement of Operations:

Institutional	$48,096
Service	$5,966
Investor A	$16,374

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Portfolio, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. For the six months ended June 30, 2012, the Portfolio reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$1,131
Service	$227
Investor A	$6,983
Investor B	$411
Investor C	$2,117

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock or its affiliates. The Portfolio reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer.

3. Capital Loss Carryforwards:

As of December 31, 2011, the Portfolio had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2016	$66,434,426
2017	12,153,666
Total	$78,588,092

18	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012

Notes to Financial Statements (concluded)	BlackRock Index Equity Portfolio

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Institutional
Shares sold	445,910	$11,335,891	893,468	$21,949,489
Shares issued to shareholders in reinvestment of dividends	21,021	559,583	87,346	2,136,715
Shares redeemed	(940,542)	(24,365,175)	(3,189,226)	(79,150,618)
Net decrease	(473,611)	$(12,469,701)	(2,208,412)	$(55,064,414)

Service
Shares sold	368,031	$9,717,042	396,152	$9,678,305
Shares issued to shareholders in reinvestment of dividends	6,440	170,207	22,080	536,882
Shares redeemed	(75,595)	(1,937,516)	(303,356)	(7,305,268)
Net increase	298,876	$7,949,733	114,876	$2,909,919

Investor A
Shares sold and automatic conversion of shares	549,972	$14,119,815	867,755	$21,012,352
Shares issued to shareholders in reinvestment of dividends	26,444	698,127	115,572	2,808,607
Shares redeemed	(808,111)	(20,936,755)	(2,090,028)	(50,518,485)
Net decrease	(231,695)	$(6,118,813)	(1,106,701)	$(26,697,526)

Investor B
Shares sold	1	$28	87	$2,228
Shares issued to shareholders in reinvestment of dividends	17	444	464	11,229
Shares redeemed and automatic conversion of shares	(30,753)	(784,120)	(140,011)	(3,377,634)
Net decrease	(30,735)	$(783,648)	(139,460)	$(3,364,177)

Investor C
Shares sold	19	$332	6,294	$153,848
Shares issued to shareholders in reinvestment of dividends	5,673	147,021	18,959	445,658
Shares redeemed	(177,086)	(4,479,393)	(500,612)	(11,917,982)
Net decrease	(171,394)	$(4,332,040)	(475,359)	$(11,318,476)

Total Net Decrease	(608,559)	$(15,754,469)	(3,815,056)	$(93,534,674)

5. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Portfolio paid a net investment income dividend in the following amounts on July 20, 2012 to shareholders of record on July 18, 2012:

Dividend Per Share
Institutional	$0.123756
Service	$0.115943
Investor A	$0.109838
Investor C	$0.060216

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012	19

Series Portfolio Information	Master S&P 500 Index Series

As of June 30, 2012

Ten Largest Holdings	Percent of Long-Term Investments
Apple, Inc.	4%
Exxon Mobil Corp.	3
Microsoft Corp.	2
International Business Machines Corp.	2
General Electric Co.	2
AT&T, Inc.	2
Chevron Corp.	2
Johnson & Johnson	2
Wells Fargo & Co.	1
Coca-Cola Co.	1

Sector Allocations	Percent of Long-Term Investments
Information Technology	20%
Financials	14
Health Care	12
Consumer Staples	11
Consumer Discretionary	11
Energy	11
Industrials	11
Utilities	4
Materials	3
Telecommunication Services	3

For Series compliance purposes, the Series’ sector classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

20	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012

Schedule of Investments June 30, 2012 (Unaudited)	Master S&P 500 Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.5%
The Boeing Co.	145,873	$10,838,364
General Dynamics Corp.	70,186	4,629,468
Goodrich Corp.	24,473	3,105,624
Honeywell International, Inc.	151,725	8,472,324
L-3 Communications Holdings, Inc.	19,260	1,425,433
Lockheed Martin Corp.	51,859	4,515,882
Northrop Grumman Corp.	49,147	3,135,087
Precision Castparts Corp.	28,238	4,644,869
Raytheon Co.	65,386	3,700,194
Rockwell Collins, Inc.	27,792	1,371,535
Textron, Inc.	54,413	1,353,251
United Technologies Corp.	177,497	13,406,348
		60,598,379
Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc.	31,780	1,860,083
Expeditors International of Washington, Inc.	41,262	1,598,903
FedEx Corp.	61,407	5,625,495
United Parcel Service, Inc., Class B	186,878	14,718,511
		23,802,992
Airlines — 0.1%
Southwest Airlines Co.	150,403	1,386,716
Auto Components — 0.2%
BorgWarner, Inc. (a)	22,261	1,460,099
The Goodyear Tire & Rubber Co. (a)	46,976	554,787
Johnson Controls, Inc.	132,427	3,669,552
		5,684,438
Automobiles — 0.4%
Ford Motor Co.	743,096	7,126,291
Harley-Davidson, Inc.	45,013	2,058,444
		9,184,735
Beverages — 2.8%
Beam, Inc.	30,493	1,905,507
Brown-Forman Corp., Class B	19,328	1,871,917
The Coca-Cola Co.	439,831	34,390,386
Coca-Cola Enterprises, Inc.	58,219	1,632,461
Constellation Brands, Inc., Class A (a)	30,437	823,625
Dr. Pepper Snapple Group, Inc.	41,264	1,805,300
Molson Coors Brewing Co., Class B	30,561	1,271,643
Monster Beverage Corp. (a)	29,839	2,124,537
PepsiCo, Inc.	305,041	21,554,197
		67,379,573
Biotechnology — 1.4%
Alexion Pharmaceuticals, Inc. (a)(b)	37,376	3,711,437
Amgen, Inc.	151,855	11,091,489
Biogen Idec, Inc. (a)	46,640	6,733,883
Celgene Corp. (a)	85,751	5,501,784
Gilead Sciences, Inc. (a)	147,313	7,554,211
		34,592,804
Building Products — 0.0%
Masco Corp.	69,537	964,478

Common Stocks	Shares	Value
Capital Markets — 1.8%
Ameriprise Financial, Inc.	42,104	$2,200,355
The Bank of New York Mellon Corp.	231,251	5,075,959
BlackRock, Inc. (c)	24,884	4,225,801
The Charles Schwab Corp.	210,227	2,718,235
E*TRADE Financial Corp. (a)	49,472	397,755
Federated Investors, Inc., Class B (b)	17,875	390,569
Franklin Resources, Inc.	27,726	3,077,309
The Goldman Sachs Group, Inc.	95,582	9,162,490
Invesco Ltd.	86,802	1,961,725
Legg Mason, Inc.	24,667	650,469
Morgan Stanley	296,365	4,323,965
Northern Trust Corp.	46,910	2,158,798
State Street Corp.	94,901	4,236,381
T. Rowe Price Group, Inc.	49,655	3,126,279
		43,706,090
Chemicals — 2.3%
Air Products & Chemicals, Inc.	41,226	3,328,175
Airgas, Inc.	13,374	1,123,550
CF Industries Holdings, Inc.	12,738	2,467,860
The Dow Chemical Co.	232,751	7,331,656
E.I. du Pont de Nemours & Co.	182,470	9,227,508
Eastman Chemical Co.	26,653	1,342,512
Ecolab, Inc.	56,965	3,903,811
FMC Corp.	26,260	1,404,385
International Flavors & Fragrances, Inc.	15,585	854,058
Monsanto Co.	104,147	8,621,289
The Mosaic Co.	57,931	3,172,301
PPG Industries, Inc.	29,572	3,138,181
Praxair, Inc.	58,239	6,332,326
The Sherwin-Williams Co.	16,822	2,226,392
Sigma-Aldrich Corp.	23,491	1,736,690
		56,210,694
Commercial Banks — 2.9%
BB&T Corp.	135,632	4,184,247
Comerica, Inc.	38,457	1,181,014
Fifth Third Bancorp	178,961	2,398,077
First Horizon National Corp.	49,925	431,851
Huntington Bancshares, Inc.	168,215	1,076,576
KeyCorp	185,432	1,435,244
M&T Bank Corp.	24,593	2,030,644
PNC Financial Services Group, Inc. (c)	102,969	6,292,436
Regions Financial Corp.	274,452	1,852,551
SunTrust Banks, Inc.	104,646	2,535,573
U.S. Bancorp	369,797	11,892,672
Wells Fargo & Co.	1,035,156	34,615,617
Zions Bancorporation	35,844	696,090
		70,622,592
Commercial Services & Supplies — 0.4%
Avery Dennison Corp.	20,433	558,638
Cintas Corp.	21,463	828,687
Iron Mountain, Inc.	33,297	1,097,469
Pitney Bowes, Inc. (b)	38,891	582,198
R.R. Donnelley & Sons Co. (b)	34,764	409,172
Republic Services, Inc.	61,202	1,619,405
Stericycle, Inc. (a)(b)	16,493	1,511,914
Waste Management, Inc.	89,755	2,997,817
		9,605,300

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012	21

Schedule of Investments (continued)	Master S&P 500 Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Communications Equipment — 1.8%
Cisco Systems, Inc.	1,045,057	$17,943,629
F5 Networks, Inc. (a)	15,407	1,533,921
Harris Corp.	22,162	927,480
JDS Uniphase Corp. (a)(b)	45,268	497,948
Juniper Networks, Inc. (a)	102,408	1,670,274
Motorola Solutions, Inc.	57,240	2,753,816
QUALCOMM, Inc.	333,912	18,592,220
		43,919,288
Computers & Peripherals — 5.6%
Apple, Inc. (a)	182,168	106,386,112
Dell, Inc. (a)	291,528	3,649,931
EMC Corp. (a)	408,896	10,480,004
Hewlett-Packard Co.	385,359	7,749,570
Lexmark International, Inc., Class A	13,778	366,219
NetApp, Inc. (a)	70,616	2,247,001
SanDisk Corp. (a)	47,158	1,720,324
Seagate Technology Plc	73,677	1,822,032
Western Digital Corp. (a)	45,515	1,387,297
		135,808,490
Construction & Engineering — 0.2%
Fluor Corp.	32,881	1,622,349
Jacobs Engineering Group, Inc. (a)	25,005	946,689
Quanta Services, Inc. (a)	41,130	989,999
		3,559,037
Construction Materials — 0.1%
Vulcan Materials Co.	25,082	996,006
Consumer Finance — 0.9%
American Express Co.	195,499	11,379,997
Capital One Financial Corp.	112,981	6,175,541
Discover Financial Services	103,106	3,565,406
SLM Corp.	96,648	1,518,340
		22,639,284
Containers & Packaging — 0.1%
Ball Corp.	30,484	1,251,368
Bemis Co., Inc.	20,268	635,199
Owens-Illinois, Inc. (a)	31,978	613,019
Sealed Air Corp.	36,907	569,844
		3,069,430
Distributors — 0.1%
Genuine Parts Co.	30,307	1,825,997
Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A (a)	20,215	731,581
DeVry, Inc.	11,458	354,854
H&R Block, Inc.	57,004	910,924
		1,997,359
Diversified Financial Services — 2.8%
Bank of America Corp.	2,098,996	17,169,787
Citigroup, Inc.	571,103	15,653,933
CME Group, Inc.	12,925	3,465,322
IntercontinentalExchange, Inc. (a)	14,123	1,920,446
JPMorgan Chase & Co.	740,969	26,474,823
Leucadia National Corp.	38,237	813,301
Moody’s Corp.	38,166	1,394,967
The NASDAQ OMX Group, Inc.	24,303	550,949
NYSE Euronext	50,259	1,285,625
		68,729,153

Common Stocks	Shares	Value
Diversified Telecommunication Services — 3.0%
AT&T, Inc.	1,142,935	$40,757,062
CenturyLink, Inc.	121,068	4,780,975
Frontier Communications Corp. (b)	192,543	737,440
Verizon Communications, Inc.	553,407	24,593,407
Windstream Corp.	114,119	1,102,390
		71,971,274
Electric Utilities — 2.2%
American Electric Power Co., Inc.	94,043	3,752,316
Duke Energy Corp.	260,728	6,012,388
Edison International	63,385	2,928,387
Entergy Corp.	34,362	2,332,836
Exelon Corp.	166,095	6,248,494
FirstEnergy Corp.	81,357	4,001,951
NextEra Energy, Inc.	81,263	5,591,707
Northeast Utilities	60,844	2,361,356
Pepco Holdings, Inc. (b)	44,301	866,970
Pinnacle West Capital Corp.	21,176	1,095,646
PPL Corp.	112,684	3,133,742
Progress Energy, Inc.	57,769	3,475,961
Southern Co.	169,150	7,831,645
Xcel Energy, Inc.	94,712	2,690,768
		52,324,167
Electrical Equipment — 0.5%
Cooper Industries Plc	30,839	2,102,603
Emerson Electric Co.	142,862	6,654,512
Rockwell Automation, Inc.	27,703	1,830,060
Roper Industries, Inc.	18,852	1,858,430
		12,445,605
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	31,779	1,745,303
Corning, Inc.	296,052	3,827,952
FLIR Systems, Inc.	29,985	584,708
Jabil Circuit, Inc.	35,885	729,542
Molex, Inc.	27,036	647,242
TE Connectivity Ltd.	82,909	2,645,626
		10,180,373
Energy Equipment & Services — 1.6%
Baker Hughes, Inc.	85,122	3,498,514
Cameron International Corp. (a)	47,893	2,045,510
Diamond Offshore Drilling, Inc.	13,529	799,970
FMC Technologies, Inc. (a)(b)	46,513	1,824,705
Halliburton Co.	179,541	5,097,169
Helmerich & Payne, Inc.	20,844	906,297
Nabors Industries Ltd. (a)	56,180	808,992
National Oilwell Varco, Inc.	82,971	5,346,651
Noble Corp. (a)	49,063	1,596,020
Rowan Cos. Plc, Class A (a)	24,010	776,243
Schlumberger Ltd.	259,745	16,860,048
		39,560,119
Food & Staples Retailing — 2.4%
Costco Wholesale Corp.	83,969	7,977,055
CVS Caremark Corp.	250,183	11,691,051
The Kroger Co.	110,379	2,559,689
Safeway, Inc.	48,147	873,868
Sysco Corp.	113,720	3,389,993

See Notes to Financial Statements.

22	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012

Schedule of Investments (continued)	Master S&P 500 Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Food & Staples Retailing (concluded)
Wal-Mart Stores, Inc.	336,540	$23,463,569
Walgreen Co.	168,836	4,994,169
Whole Foods Market, Inc.	31,799	3,031,081
		57,980,475
Food Products — 1.7%
Archer-Daniels-Midland Co.	128,708	3,799,460
Campbell Soup Co.	34,734	1,159,421
ConAgra Foods, Inc.	81,077	2,102,326
Dean Foods Co. (a)	36,435	620,488
General Mills, Inc.	125,996	4,855,886
H.J. Heinz Co.	62,231	3,384,122
The Hershey Co.	29,837	2,149,159
Hormel Foods Corp.	27,021	821,979
The J.M. Smucker Co.	22,057	1,665,745
Kellogg Co.	47,945	2,365,127
Kraft Foods, Inc., Class A	345,310	13,335,872
McCormick & Co., Inc.	25,890	1,570,228
Mead Johnson Nutrition Co.	39,620	3,189,806
Tyson Foods, Inc., Class A	56,725	1,068,132
		42,087,751
Gas Utilities — 0.1%
AGL Resources, Inc.	22,565	874,394
ONEOK, Inc.	40,430	1,710,593
		2,584,987
Health Care Equipment & Supplies — 1.8%
Baxter International, Inc.	107,735	5,726,115
Becton Dickinson & Co.	39,808	2,975,648
Boston Scientific Corp. (a)	281,574	1,596,525
C.R. Bard, Inc.	16,356	1,757,289
CareFusion Corp. (a)	43,739	1,123,218
Covidien Plc	94,022	5,030,177
DENTSPLY International, Inc.	27,642	1,045,144
Edwards Lifesciences Corp. (a)	22,372	2,311,028
Intuitive Surgical, Inc. (a)	7,727	4,279,135
Medtronic, Inc.	202,414	7,839,494
St. Jude Medical, Inc.	61,784	2,465,799
Stryker Corp.	63,004	3,471,520
Varian Medical Systems, Inc. (a)	21,985	1,336,028
Zimmer Holdings, Inc.	34,655	2,230,396
		43,187,516
Health Care Providers & Services — 2.0%
Aetna, Inc.	68,166	2,642,796
AmerisourceBergen Corp.	49,497	1,947,707
Cardinal Health, Inc.	67,251	2,824,542
Cigna Corp.	56,189	2,472,316
Coventry Health Care, Inc.	27,481	873,621
DaVita, Inc. (a)(b)	18,232	1,790,565
Express Scripts Holding Co. (a)	156,845	8,756,656
Humana, Inc.	31,915	2,471,498
Laboratory Corp. of America Holdings (a)(b)	18,912	1,751,440
McKesson Corp.	46,122	4,323,938
Patterson Cos., Inc.	16,870	581,509
Quest Diagnostics, Inc.	30,807	1,845,339
Tenet Healthcare Corp. (a)	79,852	418,424
UnitedHealth Group, Inc.	202,522	11,847,537
WellPoint, Inc.	64,791	4,133,018
		48,680,906

Common Stocks	Shares	Value
Health Care Technology — 0.1%
Cerner Corp. (a)	28,391	$2,346,800
Hotels, Restaurants & Leisure — 1.9%
Carnival Corp.	88,115	3,019,701
Chipotle Mexican Grill, Inc. (a)	6,166	2,342,772
Darden Restaurants, Inc.	25,115	1,271,572
International Game Technology	57,735	909,326
Marriott International, Inc., Class A	51,966	2,037,067
McDonald’s Corp.	198,119	17,539,475
Starbucks Corp.	147,689	7,874,778
Starwood Hotels & Resorts Worldwide, Inc.	38,553	2,044,851
Wyndham Worldwide Corp.	28,400	1,497,816
Wynn Resorts Ltd.	15,451	1,602,578
Yum! Brands, Inc.	89,560	5,769,455
		45,909,391
Household Durables — 0.2%
D.R. Horton, Inc.	54,265	997,391
Harman International Industries, Inc.	13,861	548,896
Leggett & Platt, Inc.	27,004	570,595
Lennar Corp., Class A	31,228	965,257
Newell Rubbermaid, Inc.	56,127	1,018,144
PulteGroup, Inc. (a)	64,575	690,952
Whirlpool Corp.	14,880	910,061
		5,701,296
Household Products — 2.1%
The Clorox Co.	25,255	1,829,977
Colgate-Palmolive Co.	92,750	9,655,275
Kimberly-Clark Corp.	76,581	6,415,191
The Procter & Gamble Co.	534,217	32,720,791
		50,621,234
Independent Power Producers & Energy Traders — 0.1%
The AES Corp. (a)	125,181	1,606,072
NRG Energy, Inc. (a)	44,320	769,395
		2,375,467
Industrial Conglomerates — 2.7%
3M Co.	135,098	12,104,781
Danaher Corp.	111,935	5,829,575
General Electric Co.	2,064,027	43,014,323
Tyco International Ltd.	90,092	4,761,362
		65,710,041
Insurance — 3.5%
ACE Ltd.	65,924	4,886,946
Aflac, Inc.	90,865	3,869,940
The Allstate Corp.	95,052	3,335,375
American International Group, Inc. (a)	124,463	3,994,018
Aon Plc	63,693	2,979,558
Assurant, Inc.	16,839	586,671
Berkshire Hathaway, Inc., Class B (a)	342,563	28,545,775
The Chubb Corp.	52,744	3,840,818
Cincinnati Financial Corp.	31,442	1,196,997
Genworth Financial, Inc., Class A (a)	95,642	541,334
Hartford Financial Services Group, Inc.	85,655	1,510,098
Lincoln National Corp.	56,317	1,231,653
Loews Corp.	59,442	2,431,772
Marsh & McLennan Cos., Inc.	106,346	3,427,532
MetLife, Inc.	206,937	6,384,006
Principal Financial Group, Inc.	58,654	1,538,494
The Progressive Corp.	118,966	2,478,062
Prudential Financial, Inc.	91,426	4,427,761

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012	23

Schedule of Investments (continued)	Master S&P 500 Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance (concluded)
Torchmark Corp.	19,498	$985,624
The Travelers Cos., Inc.	75,421	4,814,877
Unum Group	56,549	1,081,782
XL Group Plc	61,426	1,292,403
		85,381,496
Internet & Catalog Retail — 1.0%
Amazon.com, Inc. (a)	70,327	16,059,170
Expedia, Inc.	18,066	868,433
Netflix, Inc. (a)	10,784	738,381
priceline.com, Inc. (a)	9,687	6,437,205
TripAdvisor, Inc. (a)	18,499	826,720
		24,929,909
Internet Software & Services — 1.8%
Akamai Technologies, Inc. (a)(b)	34,599	1,098,518
eBay, Inc. (a)	223,783	9,401,124
Google, Inc., Class A (a)	49,537	28,734,927
VeriSign, Inc. (a)	31,042	1,352,500
Yahoo! Inc. (a)	237,419	3,758,343
		44,345,412
IT Services — 3.9%
Accenture Plc, Class A	125,894	7,564,970
Automatic Data Processing, Inc.	95,429	5,311,578
Cognizant Technology Solutions Corp., Class A (a)	59,357	3,561,420
Computer Sciences Corp.	30,181	749,092
Fidelity National Information Services, Inc.	46,384	1,580,767
Fiserv, Inc. (a)	26,253	1,895,992
International Business Machines Corp.	224,850	43,976,163
MasterCard, Inc., Class A	20,671	8,890,804
Paychex, Inc.	62,756	1,971,166
SAIC, Inc.	54,323	658,395
Teradata Corp. (a)	32,860	2,366,248
Total System Services, Inc.	31,252	747,860
Visa, Inc., Class A	96,976	11,989,143
The Western Union Co.	120,690	2,032,420
		93,296,018
Leisure Equipment & Products — 0.1%
Hasbro, Inc.	22,500	762,075
Mattel, Inc.	65,953	2,139,515
		2,901,590
Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	67,627	2,653,683
Life Technologies Corp. (a)	34,686	1,560,523
PerkinElmer, Inc.	21,818	562,904
Thermo Fisher Scientific, Inc.	71,572	3,715,303
Waters Corp. (a)	17,329	1,377,136
		9,869,549
Machinery — 1.9%
Caterpillar, Inc.	127,041	10,787,051
Cummins, Inc.	37,335	3,618,135
Deere & Co.	77,805	6,292,090
Dover Corp.	35,731	1,915,539
Eaton Corp.	65,677	2,602,780
Flowserve Corp.	10,605	1,216,924
Illinois Tool Works, Inc.	93,426	4,941,301
Ingersoll-Rand Plc	57,855	2,440,324
Joy Global, Inc.	20,591	1,168,127

Common Stocks	Shares	Value
Machinery (concluded)
PACCAR, Inc.	69,426	$2,720,805
Pall Corp.	22,458	1,230,923
Parker Hannifin Corp.	29,358	2,257,043
Snap-on, Inc.	11,288	702,678
Stanley Black & Decker, Inc.	33,306	2,143,574
Xylem, Inc.	35,950	904,861
		44,942,155
Media — 3.4%
Cablevision Systems Corp., New York Group, Class A	41,851	556,200
CBS Corp., Class B	126,267	4,139,032
Comcast Corp., Class A	525,164	16,789,493
DIRECTV, Class A (a)	128,150	6,256,283
Discovery Communications, Inc., Class A (a)(b)	49,212	2,657,448
Gannett Co., Inc.	46,748	688,598
The Interpublic Group of Cos., Inc.	86,774	941,498
The McGraw-Hill Cos., Inc.	54,554	2,454,930
News Corp., Class A	411,642	9,175,500
Omnicom Group, Inc.	53,073	2,579,348
Scripps Networks Interactive, Class A	17,646	1,003,351
Time Warner Cable, Inc.	61,098	5,016,146
Time Warner, Inc.	187,682	7,225,757
Viacom, Inc., Class B	103,335	4,858,812
The Walt Disney Co.	348,634	16,908,749
The Washington Post Co., Class B	927	346,531
		81,597,676
Metals & Mining — 0.7%
Alcoa, Inc.	207,419	1,814,916
Allegheny Technologies, Inc.	21,000	669,690
Cliffs Natural Resources, Inc.	27,631	1,361,932
Freeport-McMoRan Copper & Gold, Inc.	184,981	6,302,303
Newmont Mining Corp.	96,303	4,671,659
Nucor Corp.	61,649	2,336,497
Titanium Metals Corp.	15,489	175,181
United States Steel Corp.	28,029	577,397
		17,909,575
Multi-Utilities — 1.3%
Ameren Corp.	47,211	1,583,457
CenterPoint Energy, Inc.	82,903	1,713,605
CMS Energy Corp.	50,919	1,196,596
Consolidated Edison, Inc.	56,976	3,543,337
Dominion Resources, Inc.	111,281	6,009,174
DTE Energy Co.	32,960	1,955,517
Integrys Energy Group, Inc.	15,394	875,457
NiSource, Inc.	54,909	1,358,998
PG&E Corp.	82,180	3,720,289
Public Service Enterprise Group, Inc.	98,448	3,199,560
SCANA Corp.	22,568	1,079,653
Sempra Energy	46,806	3,223,997
TECO Energy, Inc.	41,817	755,215
Wisconsin Energy Corp.	44,842	1,774,398
		31,989,253
Multiline Retail — 0.8%
Big Lots, Inc. (a)	12,554	512,078
Dollar Tree, Inc. (a)	45,624	2,454,571
Family Dollar Stores, Inc.	22,916	1,523,456
J.C. Penney Co., Inc.	28,151	656,200
Kohl’s Corp.	47,250	2,149,402

See Notes to Financial Statements.

24	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012

Schedule of Investments (continued)	Master S&P 500 Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Multiline Retail (concluded)
Macy’s, Inc.	80,578	$2,767,854
Nordstrom, Inc.	31,102	1,545,458
Sears Holdings Corp. (a)(b)	7,357	439,213
Target Corp.	129,219	7,519,254
		19,567,486
Office Electronics — 0.1%
Xerox Corp.	261,988	2,061,846
Oil, Gas & Consumable Fuels — 9.1%
Alpha Natural Resources, Inc. (a)	42,583	370,898
Anadarko Petroleum Corp.	97,271	6,439,340
Apache Corp.	76,091	6,687,638
Cabot Oil & Gas Corp.	40,775	1,606,535
Chesapeake Energy Corp.	128,882	2,397,205
Chevron Corp.	384,533	40,568,232
ConocoPhillips	246,798	13,791,072
CONSOL Energy, Inc.	44,188	1,336,245
Denbury Resources, Inc. (a)	75,943	1,147,499
Devon Energy Corp.	78,607	4,558,420
EOG Resources, Inc.	52,559	4,736,092
EQT Corp.	29,088	1,559,989
Exxon Mobil Corp. (d)	911,332	77,982,679
Hess Corp.	59,327	2,577,758
Kinder Morgan, Inc.	98,564	3,175,732
Marathon Oil Corp.	136,934	3,501,402
Marathon Petroleum Corp.	66,979	3,008,697
Murphy Oil Corp.	37,720	1,896,939
Newfield Exploration Co. (a)	26,372	772,963
Noble Energy, Inc.	34,665	2,940,285
Occidental Petroleum Corp.	158,000	13,551,660
Peabody Energy Corp.	52,974	1,298,922
Phillips 66 (a)	122,526	4,072,764
Pioneer Natural Resources Co.	23,980	2,115,276
QEP Resources, Inc.	34,400	1,030,968
Range Resources Corp.	31,517	1,949,957
Southwestern Energy Co. (a)	67,909	2,168,334
Spectra Energy Corp.	126,669	3,681,001
Sunoco, Inc.	20,791	987,573
Tesoro Corp. (a)	27,059	675,393
Valero Energy Corp.	107,985	2,607,838
The Williams Cos., Inc.	121,742	3,508,604
WPX Energy, Inc. (a)(b)	39,114	632,865
		219,336,775
Paper & Forest Products — 0.1%
International Paper Co.	85,031	2,458,246
MeadWestvaco Corp.	33,171	953,666
		3,411,912
Personal Products — 0.2%
Avon Products, Inc.	83,852	1,359,241
The Estée Lauder Cos., Inc., Class A	43,745	2,367,479
		3,726,720
Pharmaceuticals — 6.2%
Abbott Laboratories	306,467	19,757,927
Allergan, Inc.	59,866	5,541,796
Bristol-Myers Squibb Co.	328,949	11,825,717
Eli Lilly & Co.	198,633	8,523,342
Forest Laboratories, Inc. (a)	51,664	1,807,723
Hospira, Inc. (a)	32,058	1,121,389
Johnson & Johnson	534,999	36,144,532

Common Stocks	Shares	Value
Pharmaceuticals (concluded)
Merck & Co., Inc.	592,607	$24,741,342
Mylan, Inc. (a)	83,065	1,775,099
Perrigo Co.	18,153	2,140,783
Pfizer, Inc.	1,459,938	33,578,574
Watson Pharmaceuticals, Inc. (a)	24,743	1,830,735
		148,788,959
Professional Services — 0.1%
The Dun & Bradstreet Corp.	9,289	661,098
Equifax, Inc.	23,324	1,086,898
Robert Half International, Inc.	27,368	781,904
		2,529,900
Real Estate Investment Trusts (REITs) — 2.1%
American Tower Corp.	76,891	5,375,450
Apartment Investment & Management Co., Class A	25,617	692,427
AvalonBay Communities, Inc.	18,523	2,620,634
Boston Properties, Inc.	29,144	3,158,335
Equity Residential	58,408	3,642,323
HCP, Inc. (b)	81,622	3,603,611
Health Care REIT, Inc.	41,577	2,423,939
Host Hotels & Resorts Inc.	139,663	2,209,469
Kimco Realty Corp.	79,189	1,506,967
Plum Creek Timber Co., Inc. (b)	31,408	1,246,898
ProLogis, Inc.	89,288	2,967,040
Public Storage	27,656	3,993,803
Simon Property Group, Inc.	59,208	9,216,317
Ventas, Inc. (b)	56,205	3,547,660
Vornado Realty Trust	36,006	3,023,784
Weyerhaeuser Co.	104,378	2,333,892
		51,562,549
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A (a)	63,816	1,044,030
Road & Rail — 0.9%
CSX Corp.	203,520	4,550,707
Norfolk Southern Corp.	63,812	4,579,787
Ryder System, Inc.	9,855	354,879
Union Pacific Corp.	92,986	11,094,160
		20,579,533
Semiconductors & Semiconductor Equipment — 2.3%
Advanced Micro Devices, Inc. (a)(b)	114,192	654,320
Altera Corp.	62,718	2,122,377
Analog Devices, Inc.	57,944	2,182,750
Applied Materials, Inc.	251,173	2,878,443
Broadcom Corp., Class A (a)	96,482	3,261,092
First Solar, Inc. (a)	11,097	167,121
Intel Corp.	980,008	26,117,213
KLA-Tencor Corp.	32,441	1,597,719
Lam Research Corp. (a)	39,348	1,484,994
Linear Technology Corp.	44,555	1,395,908
LSI Corp. (a)	110,262	702,369
Microchip Technology, Inc.	37,372	1,236,266
Micron Technology, Inc. (a)	192,200	1,212,782
NVIDIA Corp. (a)	120,457	1,664,716
Teradyne, Inc. (a)	36,815	517,619
Texas Instruments, Inc.	222,718	6,389,779
Xilinx, Inc.	51,563	1,730,970
		55,316,438

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012	25

Schedule of Investments (continued)	Master S&P 500 Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Software — 3.7%
Adobe Systems, Inc. (a)(b)	96,693	$3,129,952
Autodesk, Inc. (a)	44,630	1,561,604
BMC Software, Inc. (a)	30,851	1,316,721
CA, Inc.	69,857	1,892,426
Citrix Systems, Inc. (a)	36,103	3,030,486
Electronic Arts, Inc. (a)	60,046	741,568
Intuit, Inc.	57,371	3,404,969
Microsoft Corp.	1,456,527	44,555,161
Oracle Corp.	756,900	22,479,930
Red Hat, Inc. (a)	37,577	2,122,349
Salesforce.com, Inc. (a)(b)	26,851	3,712,419
Symantec Corp. (a)	141,911	2,073,320
		90,020,905
Specialty Retail — 2.0%
Abercrombie & Fitch Co., Class A	16,817	574,132
AutoNation, Inc. (a)(b)	8,715	307,465
AutoZone, Inc. (a)	5,252	1,928,377
Bed Bath & Beyond, Inc. (a)	45,621	2,819,378
Best Buy Co., Inc.	52,810	1,106,897
CarMax, Inc. (a)(b)	44,089	1,143,669
GameStop Corp., Class A	26,560	487,642
The Gap, Inc.	64,606	1,767,620
The Home Depot, Inc.	298,669	15,826,470
Limited Brands, Inc.	46,525	1,978,708
Lowe’s Cos., Inc.	230,118	6,544,556
O’Reilly Automotive, Inc. (a)(b)	24,770	2,074,983
Ross Stores, Inc.	43,589	2,723,005
Staples, Inc.	135,040	1,762,272
Tiffany & Co.	24,702	1,307,971
The TJX Cos., Inc.	144,916	6,221,244
Urban Outfitters, Inc. (a)	21,357	589,240
		49,163,629
Textiles, Apparel & Luxury Goods — 0.6%
Coach, Inc.	55,979	3,273,652
Fossil, Inc. (a)	10,058	769,839
NIKE, Inc., Class B	71,414	6,268,721
Ralph Lauren Corp.	12,574	1,761,115
VF Corp.	16,998	2,268,383
		14,341,710
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	102,692	654,148
People’s United Financial, Inc.	69,905	811,597
		1,465,745
Tobacco — 2.0%
Altria Group, Inc.	397,139	13,721,152
Lorillard, Inc.	25,241	3,330,550
Philip Morris International, Inc.	332,560	29,019,186
Reynolds American, Inc.	65,010	2,916,999
		48,987,887
Trading Companies & Distributors — 0.2%
Fastenal Co.	57,444	2,315,567
W.W. Grainger, Inc.	11,866	2,269,254
		4,584,821

Common Stocks	Shares	Value
Wireless Telecommunication Services — 0.2%
Crown Castle International Corp. (a)	50,157	$2,942,210
MetroPCS Communications, Inc. (a)	57,063	345,231
Sprint Nextel Corp. (a)	583,211	1,901,268
		5,188,709
Total Long-Term Investments (Cost — $1,775,469,723) — 99.1%		2,398,792,424

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (c)(e)	27,770,278	27,770,278

	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.26% (c)(e)(f)	$28,731	28,730,814
Total Short-Term Securities (Cost — $56,501,092) — 2.3%		56,501,092
Total Investments (Cost — $1,831,970,815*) — 101.4%		2,455,293,516
Liabilities in Excess of Other Assets — (1.4)%		(33,863,301)
Net Assets — 100.0%		$2,421,430,215

*	As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Tax cost	$1,446,803,099
	Gross unrealized appreciation	$1,134,248,230
	Gross unrealized depreciation	(125,757,813)
	Net unrealized appreciation	$1,008,490,417

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

See Notes to Financial Statements.

26	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012

Schedule of Investments (concluded)	Master S&P 500 Index Series

(c)	Investments in companies considered to be an affiliate of the Series during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Beneficial Interest/ Shares Held at December 31, 2011	Beneficial Interest/ Shares Purchased		Beneficial Interest/ Shares Sold	Beneficial Interest/ Shares Held at June 30, 2012	Value at June 30, 2012	Realized Gain (Loss)	Income
BlackRock, Inc.	$19,881	5,591		(588)	$24,884	$4,225,801	$(2,225)	$66,950
BlackRock Liquidity Funds, TempFund, Institutional Class	20,822,036	6,948,242	[1]	—	27,770,278	$27,770,278	—	$23,896
BlackRock Liquidity Series, LLC Money Market Series	21,533,097	$7,197,717	[1]	—	28,730,814	$28,730,814	—	$104,271
The PNC Financial Services Group, Inc.	104,451	1,709		(3,191)	102,969	$6,292,436	$14,204	$77,607

[1]	Represents net shares/net beneficial interest purchased/sold.

(d)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities.

•	Financial futures contracts purchased as of June 30,2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
435	S&P 500	Chicago	September	$29,501,700	$1,231,156
	E-mini	Mercantile	2012

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Series’ policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Series’ policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Series’ investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$2,398,792,424	—	—	$2,398,792,424
Short-Term Securities	27,770,278	$28,730,814	—	56,501,092
Total	$2,426,562,702	$28,730,814	—	$2,455,293,516

[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$1,231,156	—	—	$1,231,156

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Series’ assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$213,698	—	—	$213,698
Liabilities:
Collateral on securities loaned at value	—	$(28,730,814)	—	(28,730,814)
Total	$213,698	$(28,730,814)	—	$(28,517,116)

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012	27

Statement of Assets and Liabilities	Master S&P 500 Index Series

June 30, 2012 (Unaudited)
Assets
Investments at value — unaffiliated (including securities loaned of $28,721,758, cost — $1,766,273,607)	$2,388,274,187
Investments at value — affiliated (cost — $65,697,208)	67,019,329
Cash	213,698
Dividends receivable	3,111,392
Investments sold receivable	2,134,777
Variation margin receivable	763,138
Securities lending income receivable — affiliated	48,010
Prepaid expenses	30,391
Total assets	2,461,594,922

Liabilities
Collateral on securities loaned at value	28,730,814
Investments purchased payable	3,869,829
Other affiliates payable	11,563
Investment advisory fees payable	8,156
Withdrawals payable to investors	7,486,051
Other accrued expenses payable	58,294
Total liabilities	40,164,707
Net Assets	$2,421,430,215

Net Assets Consist of
Investors’ capital	$1,796,876,359
Net unrealized appreciation/depreciation	624,553,856
Net Assets	$2,421,430,215

See Notes to Financial Statements.

28	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012

Statement of Operations	Master S&P 500 Index Series

Six Months Ended June 30, 2012 (Unaudited)
Investment Income
Dividends — unaffiliated	$25,180,224
Dividends — affiliated	168,453
Securities lending — affiliated	104,271
Foreign taxes withheld	(33,992)
Total income	25,418,956

Expenses
Investment advisory	120,742
Accounting services	190,234
Custodian	68,357
Professional	53,596
Directors	30,167
Printing	15,023
Registration	10,179
Miscellaneous	14,177
Total expenses	502,475
Less fees waived by advisor	(72,024)
Total expenses after fees waived	430,451
Net investment income	24,988,505

Realized and Unrealized Gain
Net realized gain from:
Investments — unaffiliated	7,393,969
Investments — affiliated	11,979
Financial futures contracts	1,370,041
8,775,989
Net change in unrealized appreciation/depreciation on:
Investments	182,213,749
Financial futures contracts	1,275,877
183,489,626
Total realized and unrealized gain	192,265,615
Net Increase in Net Assets Resulting from Operations	$217,254,120

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012	29

Statements of Changes in Net Assets	Master S&P 500 Index Series

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations
Net investment income	$24,988,505	$48,668,634
Net realized gain (loss)	8,775,989	(4,743,580)
Net change in unrealized appreciation/depreciation	183,489,626	9,221,993
Net increase in net assets resulting from operations	217,254,120	53,147,047

Capital Transactions
Proceeds from contributions	421,234,120	758,612,964
Value of withdrawals	(498,124,603)	(894,677,279)
Net decrease in net assets derived from capital transactions	(76,890,483)	(136,064,315)

Net Assets
Total increase (decrease) in net assets	140,363,637	(82,917,268)
Beginning of period	2,281,066,578	2,363,983,846
End of period	$2,421,430,215	$2,281,066,578

See Notes to Financial Statements.

30	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012

Financial Highlights	Master S&P 500 Index Series

	Six Months Ended June 30, 2012 (Unaudited)

		Year Ended December 31,
		2011	2010	2009	2008	2007
Total Investment Return
Total investment return	9.44%[1]	2.06%	15.11%	26.61%	(36.92)%	5.56%

Ratios to Average Net Assets
Total expenses	0.04%[2]	0.04%	0.04%	0.05%	0.04%	0.04%
Total expenses after fees waived and paid indirectly	0.04%[2]	0.03%	0.04%	0.04%	0.04%	0.03%
Net investment income	2.08%[2]	2.06%	2.03%	2.32%	2.31%	1.95%

Supplemental Data
Net assets, end of period (000)	$2,421,430	$2,281,067	$2,363,984	$2,278,659	$1,953,848	$3,721,171
Portfolio turnover	2%	6%	5%	7%	8%	4%

[1]	Aggregate total investment return.

[2]	Annualized.

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012	31

Notes to Financial Statements (Unaudited)	Master S&P 500 Index Series

1. Organization and Significant Accounting Policies:

Master S&P 500 Index Series (the “Series”), a diversified, open-end management investment company, is a series of Quantitative Master Series LLC (the “Master LLC”). The Master LLC is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Series’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Reorganization: On May 16, 2012, the Board approved a plan of reorganization whereby S&P 500 Stock Master Portfolio, a series of Master Investment Portfolio, will acquire substantially all of the assets and assume certain stated liabilities of the Series. The reorganization is subject to shareholder approval by the shareholders of the feeder funds that invest their assets in the Series and certain other conditions. If approved, the reorganization is expected to close in the fourth quarter of 2012.

The following is a summary of significant accounting policies followed by the Series:

Valuation: US GAAP defines fair value as the price the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series fair values its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Series for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Series values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Series may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Series might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Series’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Series either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Series will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

32	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012

Notes to Financial Statements (continued)	Master S&P 500 Index Series

Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Securities Lending: The Series may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Series earns interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2012, any securities on loan were collateralized by cash.

Income Taxes: The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’ US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Series’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Series’ financial statement disclosures.

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Series has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Series engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and/or to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Series purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012	33

Notes to Financial Statements (continued)	Master S&P 500 Index Series

Series and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized appreciation or depreciation. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Value of Derivative Financial Instruments as of June 30, 2012
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/ depreciation[1]	$1,231,156

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2012
Net Realized Gain From
Equity contracts:
Financial futures contracts	$1,370,041

Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$1,275,877

For the six months ended June 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	493
Average notional value of contracts purchased	$34,079,930

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Series’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Series’ portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays the Manager a monthly fee at an annual rate of 0.01% of the Series’ average daily net assets.

The Manager contractually agreed to waive its investment advisory fee by 0.005% of the Series’ average daily net assets. The Manager has agreed not to reduce or discontinue this contractual waiver prior to May 1, 2013 unless approved by the Board, including a majority of the Independent Directors. For the six months ended June 30, 2012, the Manager waived $60,371, which is included in fees waived by advisor in the Statement of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Series’ investment in other affiliated investment companies, if any. This amount is included in fees waived by advisor in the Statement of Operations. For the six months ended June 30, 2012, the amount waived was $11,653.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Series to the Manager.

For the six months ended June 30, 2012, the Series reimbursed the Manager $12,043 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Master LLC, on behalf of the Series, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating

34	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012

Notes to Financial Statements (concluded)	Master S&P 500 Index Series

to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Series retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Series is shown as securities lending —affiliated in the Statement of Operations. For the six months ended June 30, 2012, BIM received $40,467 in securities lending agent fees related to securities lending activities for the Series.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended June 30, 2012, were $51,186,757 and $103,395,723, respectively.

5. Borrowings:

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Series may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Series’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Series paid administration and arrangement fees which were allocated to the Series based on its net assets as of October 31, 2011. The Series did not borrow under the credit agreement during the six months ended June 30, 2012.

6. Market and Credit Risk:

In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Series; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Series may be exposed to counterparty credit risk, or the risk that an entity with which the Series has unsettled or open transactions may fail to or be unable to perform on its commitments. The Series manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Series’ Statement of Assets and Liabilities, less any collateral held by the Series.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Series’ through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012	35

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors of Quantitative Master Series LLC (the “Master LLC”) met on April 17, 2012 and May 15–16, 2012 to consider the approval of the Master LLC’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, on behalf of Master S&P 500 Index Series (the “Master Portfolio”), a series of the Master LLC. The Board of Directors of the Master LLC also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to the Master Portfolio. BlackRock Index Equity Portfolio (the “Portfolio”), a series of BlackRock FundsSM (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Master Portfolio. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.” For simplicity, the Board of Directors of the Master LLC and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master LLC or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio and the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Master Portfolio, the Portfolio and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and/or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective, policies and restrictions; (e) the Master LLC’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master LLC’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

36	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 17, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Portfolio, as applicable, and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper (collectively, “Peers”), as well as the gross investment performance of the Portfolio as compared with its benchmark; (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of economies of scale; (e) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to BlackRock; (f) sales and redemption data regarding the Portfolio’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 17, 2012, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 17, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 15–16, 2012 Board meeting.

At an in-person meeting held on May 15–16, 2012, the Board of the Master LLC, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC with respect to the Master Portfolio and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Portfolio, each for a one-year term ending June 30, 2013. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreements and found the Agreements to be satisfactory. In approving the continuation of the Agreements, the Board of the Master LLC considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Master Portfolio and the Portfolio; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the portfolio management team discussing Master Portfolio performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Master Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolio and the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012	37

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Master Portfolio’s investment results correspond directly to the investment results of the Portfolio. In preparation for the April 17, 2012 meeting, the Board worked with its independent counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to funds in the Portfolio’s applicable Lipper category and the gross investment performance of the Portfolio as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

The Board noted that the Portfolio’s gross performance, as agreed upon by the Board, was within tolerance of its benchmark index during the one-year period reported. Also, the Portfolio’s gross performance exceeded its benchmark index during the three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of the Portfolio’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board noted that the Portfolio’s gross investment performance as compared to its benchmark index provided a more meaningful comparison of the Portfolio’s relative performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s/Portfolio’s contractual management fee rate compared with the other funds in the Portfolio’s Lipper category. It also compared the Portfolio’s total expense ratio, as well as the Master Portfolio’s/Portfolio’s actual management fee rate, to those of other funds in the Portfolio’s Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Master Portfolio and the Portfolio. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

38	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

The Board noted that the Master Portfolio’s/Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that BlackRock has contractually agreed to waive fees and/or reimburse expenses to limit, to a specified amount, the Portfolio’s total operating expenses as a percentage of the Portfolio’s average daily net assets on a class-by-class basis, as applicable. The Board also noted that BlackRock has contractually agreed to waive one-half of the advisory fee currently paid by the Master Portfolio.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, as well as the existence of expense caps. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Master Portfolio and the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In its consideration, the Board took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock, which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master LLC, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC, with respect to the Master Portfolio, for a one-year term ending June 30, 2013 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Master Portfolio, for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master LLC, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreements with respect to the Master Portfolio and found the Agreements to be satisfactory. In arriving at its decision to approve the Agreements, the Board of the Master LLC did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012	39

Officers and Directors

Ronald W. Forbes, Co-Chairman of the Board and Director
Rodney D. Johnson, Co-Chairman of the Board and Director
Paul L. Audet, Director
David O. Beim, Director
Henry Gabbay, Director
Dr. Matina S. Horner, Director
Herbert I. London, Director
Ian A. MacKinnon, Director[1]
Cynthia A. Montgomery, Director
Joseph P. Platt, Director
Robert C. Robb, Jr., Director
Toby Rosenblatt, Director
Kenneth L. Urish, Director
Frederick W. Winter, Director
John M. Perlowski, President and Chief Executive Officer
Richard Hoerner, CFA, Vice President
Brendan Kyne, Vice President
Simon Mendelson, Vice President
Christopher Stavrakos, CFA, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and
Anti-Money Laundering Officer
Benjamin Archibald, Secretary[2]

[1]	Effective May 15, 2012, Ian A. MacKinnon became a Director of the Fund/Master LLC.

[2]	Effective May 16, 2012, Ira P. Shapiro resigned as Secretary of the Corporation/Master LLC and Benjamin Archibald became Secretary of the Fund/Master LLC.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Princeton, NJ 08540

Custodian and Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

40	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Portfolio will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Portfolio at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Portfolio/Series file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s/Series’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Portfolio’s/Series’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Portfolio/Series use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Portfolio/Series voted proxies relating to securities held in the portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012	41

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

42	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund
BlackRock All-Cap Energy & Resources Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock China Fund
BlackRock Commodity Strategies Fund
BlackRock Emerging Markets Fund
BlackRock Emerging Markets Long/Short Equity Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Flexible Equity Fund
BlackRock Focus Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dividend Income Portfolio
BlackRock Global Dynamic Equity Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio
BlackRock India Fund
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Managed Volatility Portfolio†
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Russell 1000 Index Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock S&P 500 Index Fund
BlackRock S&P 500 Stock Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund
BlackRock Core Bond Portfolio
BlackRock CoreAlpha Bond Fund
BlackRock Emerging Market Debt Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock Global Long/Short Credit Fund
BlackRock GNMA Portfolio
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Multi-Asset Income Portfolio†
BlackRock Secured Credit Portfolio
BlackRock Strategic Income Opportunities Portfolio
BlackRock Total Return Fund
BlackRock US Government Bond Portfolio
BlackRock US Mortgage Portfolio
BlackRock World Income Fund

Municipal Bond Funds

BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios
2015
2020
2025
2030
2035
2040
2045
2050

LifePath Portfolios
Retirement
2020
2025
2030
2035
2040
2045
2050
2055

LifePath Index Portfolios
Retirement
2020
2025
2030
2035
2040
2045
2050
2055

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2012	43

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolio unless accompanied or preceded by the Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#IE-6/12-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of Quantitative Master Series LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of Quantitative Master Series LLC

Date: September 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of Quantitative Master Series LLC

Date: September 4, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of Quantitative Master Series LLC

Date: September 4, 2012